UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:          December 13, 2012
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Street Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

b) and c)
On December 14, 2012, Integrys Energy Group, Inc. (the "Company") announced that James F. Schott, the Company’s vice president – external affairs, will become the Company’s vice president and chief financial officer effective January 1, 2013.  Mr. Schott succeeds Joseph P. O’Leary, currently the Company’s senior vice president and chief financial officer, who has informed the Company that he intends to retire in 2013.  Mr. O’Leary will continue to serve as senior vice president and will assist with the transition and other strategic projects until his retirement.

Mr. Schott, 55, has served as the Company’s vice president – external affairs since March 2010, and served as the Company’s vice president – regulatory affairs from July 2004 until March 2010 and as assistant vice president of regulatory affairs since he joined the Company in 2003.  Prior to joining the Company, Mr. Schott held several positions at Wisconsin Gas (now a subsidiary of Wisconsin Energy Corporation) including vice president operations, vice president finance, and controller. Prior to joining Wisconsin Gas, he worked for Arthur Andersen.

On December 14, 2012, the Company also announced:

• Lawrence T. Borgard, currently the Company’s president and chief operating officer – utilities, will also assume responsibility for the
           Company’s governmental relations;
• William D. Laakso, currently the vice president human resources, will also add responsibility for the Company’s corporate communications;
• Phillip M. Mikulsky, currently the Company’s executive vice president – business performance and shared services, will become the Company’s executive vice president – corporate initiatives and chief security officer; and,
• Mark A. Radtke, currently the Company’s executive vice president and chief strategy officer, will become the Company’s executive vice president – shared services and chief strategy officer.

A copy of the news release announcing these management changes is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits. The following exhibit is being filed herewith:

		99	News Release of Integrys Energy Group, Inc. dated December 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. By: /s/ Charles A. Schrock Charles A. Schrock Chairman, President and Chief Executive Officer

Date: December 14, 2012

INTEGRYS ENERGY GROUP, INC.

Exhibit Index to Form 8-K
Dated December 13, 2012

Exhibit Number

99	News Release of Integrys Energy Group, Inc. dated December 14, 2012